Exhibit 10(a)(3)

                              FIRST AMENDMENT


     FIRST AMENDMENT, dated as of October 5, 1995 (this "Amendment"), to
                                                         ---------
the Credit Agreement, dated as of June 6, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among
                                              ----------------
PLAYTEX PRODUCTS, INC., a Delaware corporation (the "Borrower"), the
                                                     --------
several banks and other financial institutions from time to time parties thereto (the "Lenders") and CHEMICAL BANK, as agent for the Lenders (in
              -------
such capacity, the "Agent").
                    -----


                            W I T N E S S E T H:
                            - - - - - - - - - -


     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that the Credit Agreement be amended in the manner provided for in this Amendment.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.   Defined Terms.  Terms defined in the Credit Agreement and used
          -------------
herein shall have the meanings given to them in the Credit Agreement.

     II.  Amendments to Credit Agreement.
          ------------------------------

     1.   Amendments to Subsection 1.1.  Subsection 1.1 of the Credit
          ----------------------------
Agreement is hereby amended by amending or adding in alphabetical order the following definitions, so that the definitions so added or amended shall be as follows:

          "Acquisition Revolving Credit Commitment":  as to any Lender, the
           ---------------------------------------
     obligation of such Lender to make Acquisition Revolving Credit Loans to the Borrower in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1 under the heading "Acquisition Revolving Credit Commitment", as such amount may be reduced from time to time in accordance with the provisions of this Agreement. Notwithstanding the foregoing, subject to the consummation of the ______ Acquisition, the Borrower may request any Lender to increase its Acquisition Revolving Credit Commitment by an amount which, together with any other such increases by one or more other Lenders, shall not exceed

     $15,000,000, and if such Lender shall agree to such increase, in a manner and pursuant to an agreement satisfactory to the Administrative Agent, the Acquisition Revolving Credit Commitment of such Lender shall be so increased, subject to the fulfillment of such conditions precedent as may be set forth in such agreement (including the payment by the Borrower of such fees and costs of such Lender as may be set forth in such agreement and any appropriate exchanges of Acquisition Revolving Credit Notes). The Administrative Agent shall notify each of the Lenders of any such increase in the Acquisition Revolving Credit Commitment of any Lender. The provisions of Section IV to the First Amendment shall apply to any Acquisition Revolving Credit Loans made under any such increase in the Acquisition Revolving Credit Commitment of any Lender.

          "Applicable Margin":  for each Type of Loan, (a) during the
           -----------------
     period from the Closing Date to and including the First Amendment Effective Date, the rate per annum set forth under the relevant column heading below for such Type of Loan:

                                             Eurodollar
                      ABR Loans              Loans
                      ---------              ----------

                         0.50%                1.50%

     and (b) during the period after the First Amendment Effective Date, the rate per annum set forth under the relevant column heading below for such Type of Loan:

                                             Eurodollar
                      ABR Loans              Loans
                      ---------              ----------

                         0.75%                1.75%


     provided that on any day on which there is Cash Collateral, the
     --------
     Applicable Margin on an amount of Eurodollar Term Loans equal to the amount of such Cash Collateral up to $37,500,000 shall be 0.75% (and, if the amount of such Cash Collateral exceeds the outstanding amount of Eurodollar Term Loans on such day, the Applicable Margin on an amount of ABR Term Loans equal to such excess shall be 0.0% on such day).

          "First Amendment":  the First Amendment, dated as of October 5,
           ---------------
     1995, to this Agreement.

          "First Amendment Effective Date": as defined in the First
           ------------------------------
     Amendment.

          "Margin Reduction Condition": each of the following conditions:
           --------------------------

               (A) for any period of four consecutive fiscal quarters of the Borrower ending on or after the First Amendment Effective Date, the ratio of (i) Consolidated Funded Indebtedness of the Borrower on the last day of such period to (ii) Consolidated EBITDA of the Borrower for such period is equal to or less than
          5.75 to 1.0 (the "First Margin Reduction Condition"); and
                            --------------------------------

               (B) for any period of four consecutive fiscal quarters of the Borrower ending on or after March 31, 1997, (a)(x) the ratio of (i) Consolidated EBITDA of the Borrower for such period less Consolidated Capital Expenditures of the Borrower for such period to (ii) Consolidated Interest Expense of the Borrower for such period is equal to or greater than 2.5 to 1.0 and (y) the ratio of (i) Consolidated Funded Indebtedness of the Borrower on the last day of such period to (ii) Consolidated EBITDA of the Borrower for such period is equal to or less than 3.5 to 1.0 (the "Second Margin Reduction Condition") and (b)(x) the ratio of (i)
           ---------------------------------
          Consolidated EBITDA of the Borrower for such period less Consolidated Capital Expenditures of the Borrower for such period to (ii) Consolidated Interest Expense of the Borrower for such period is equal to or greater than 3.0 to 1.0 and (y) the ratio of (i) Consolidated Funded Indebtedness of the Borrower on the last day of such period to (ii) Consolidated EBITDA of the Borrower for such period is less than 3.0 to 1.0 (the "Third
                                                                 -----
          Margin Reduction Condition");
          --------------------------

     provided that if the Second Margin Reduction Condition is in effect
     --------
     then the First Margin Reduction Condition shall also be in effect and if the Third Margin Reduction Condition is in effect then both the First Margin Reduction Condition and the Second Margin Reduction Condition shall also be in effect. If the Borrower shall fail to deliver a Margin Reduction Condition Certificate required by subsection 9.2 within 45 days after the end of a fiscal quarter, any Margin Reduction Condition in effect shall be deemed to have ended, effective upon the last day on which such Margin Reduction Condition Certificate was to have been delivered in accordance with subsection
     9.2 and shall only become effective on and from the date of delivery of a Margin Reduction Condition Certificate demonstrating that such Margin Reduction Condition is (or was, as the case may be) still in effect. Notwithstanding anything herein to the contrary, no Second Margin Reduction Condition or Third Margin Reduction Condition which would be in effect upon delivery of a Margin Reduction Condition Certificate for the fiscal quarter ending on or about March 31, 1997 shall be effective until June 6, 1997.

          "----- Acquisition":  any acquisition by the Borrower or any of
           -----------------
     its Subsidiaries of substantially all the intangible assets and inventory of the ----- and ------------- and ------------------
     of --------------------.

     2.   "Amendment to Subsection 4.3(b)  Subsection 4.3(b) of the Credit
           ------------------------------
Agreement is hereby amended to read as follows:

          (b) The aggregate Acquisition Revolving Credit Commitments shall be automatically and permanently reduced on the following dates in the amounts set forth opposite such dates:

     Date of                      Amount of Aggregate Reduction of
     Reduction                    Acquisition Revolving Credit Commitments
     ---------                    ----------------------------------------

     March 15, 2000                             $6,250,000
     September 15, 2000                          6,250,000
     March 15, 2001                              6,250,000
     September 15, 2001                          6,250,000
     March 15, 2002                              6,250,000
     June 30, 2002                               6,250,000

     provided that, in the event of any increase in the Acquisition
     --------
     Revolving Credit Commitment of any Lender as contemplated in the definition of "Acquisition Revolving Credit Commitment" in subsection 1.1, each of the amounts set forth above opposite dates remaining after the date of such increase shall be increased by an amount equal to the quotient of such increase divided by the number of such remaining dates.

     3.   Amendments to Subsection 10.1.  Subsection 10.1 of the Credit
          -----------------------------
Agreement is hereby amended by (a) deleting the table appearing in subsection 10.1(a) and substituting therefor the following new table:

                                                          Interest Coverage
                     Test Date                                   Ratio
                     ---------                            ------------------
                     September 30, 1995                     1.40 to 1.00
                     December 31, 1995                      1.40 to 1.00

                     March 31, 1996                         1.50 to 1.00
                     June 30, 1996                          1.50 to 1.00
                     September 30, 1996                     1.50 to 1.00
                     December 31, 1996                      1.60 to 1.00

                     March 31, 1997                         1.60 to 1.00
                     June 30, 1997                          1.75 to 1.00
                     September 30, 1997                     1.75 to 1.00
                     December 31, 1997                      1.90 to 1.00
                     March 31, 1998                         2.00 to 1.00
                     June 30, 1998                          2.00 to 1.00
                     September 30, 1998                     2.00 to 1.00
                     December 31, 1998                      2.25 to 1.00

                     March 31, 1999                         2.25 to 1.00
                     June 30, 1999                          2.25 to 1.00
                     September 30, 1999                     2.25 to 1.00
                     December 31, 1999                      2.50 to 1.00
                     March 31, 2000                         2.50 to 1.00
                     June 30, 2000                          2.50 to 1.00
                     September 30, 2000                     2.50 to 1.00
                     December 31, 2000                      3.00 to 1.00

                     March 31, 2001                         3.00 to 1.00
                     June 30, 2001                          3.00 to 1.00
                     September 30, 2001                     3.00 to 1.00
                     December 31, 2001                      3.60 to 1.00

                     March 31, 2002                         3.60 to 1.00
                     June 30, 2002                          3.60 to 1.00
and (b) deleting the table in appearing in subsection 10.1(b) and substituting therefor the following new table:

                                                             Funded Debt
                     Test Date                                  Ratio
                     ---------                            -----------------

                     December 31, 1995                       6.40 to 1.00

                     March 31, 1996                          6.40 to 1.00
                     June 30, 1996                           6.75 to 1.00
                     September 30, 1996                      6.40 to 1.00
                     December 31, 1996                       6.10 to 1.00

                     March 31, 1997                          6.10 to 1.00
                     June 30, 1997                           6.10 to 1.00
                     September 30, 1997                      5.40 to 1.00
                     December 31, 1997                       5.25 to 1.00
                     March 31, 1998                          5.25 to 1.00
                     June 30, 1998                           5.25 to 1.00
                     September 30, 1998                      4.90 to 1.00
                     December 31, 1998                       4.70 to 1.00

                     March 31, 1999                          4.70 to 1.00
                     June 30, 1999                           4.70 to 1.00
                     September 30, 1999                      4.30 to 1.00
                     December 31, 1999                       4.20 to 1.00
                     March 31, 2000                          4.20 to 1.00
                     June 30, 2000                           4.20 to 1.00
                     September 30, 2000                      3.90 to 1.00
                     December 31, 2000                       3.50 to 1.00

                     March 31, 2001                          3.50 to 1.00
                     June 30, 2001                           3.50 to 1.00
                     September 30, 2001                      3.00 to 1.00
                     December 31, 2001                       3.00 to 1.00

                     March 31, 2002                          3.00 to 1.00
                     June 30, 2002                           3.00 to 1.00

     III.  Conditions to Effectiveness.  This Amendment shall become
           ---------------------------
effective on the date (the "First Amendment Effective Date") on which (a)
                            ------------------------------
the Borrower, the Agent and the

Required Lenders shall have executed and delivered to the Agent this Amendment and (b) the Agent shall have received from the Borrower, for the ratable account of each Lender returning an executed counterpart of this Amendment to the Agent prior to 5:00 p.m. (New York City time) on Monday, October 16, 1995, an amendment fee in an amount equal to 1/8% of the sum of (i) the outstanding Term Loans of such Lenders on the First Amendment Effective Date and (ii) the aggregate Revolving Credit Commitments of such Lenders on the First Amendment Effective Date.

     IV.  Interest Periods for Additional Acquisition Revolving Credit
          ------------------------------------------------------------
Loans.  From and after the Borrowing Date of any Acquisition Revolving
-----
Credit Loans made under any increase in the Acquisition Revolving Credit Commitment of any Lender as contemplated by the definition of "Acquisition Revolving Credit Commitment" in subsection 1.1, the Borrower and the Administrative Agent shall cooperate in making conversions of such Acquisition Revolving Credit Loans from one interest rate basis to another and in selecting Interest Periods to be applicable thereto in order, during a reasonable period following such Borrowing Date, to make such Acquisition Revolving Credit Loans ratable with the other Acquisition Revolving Credit Loans in the various tranches of interest rate basis and Interest Period selections. With the consent of the Lenders making such Loans, the Borrower, during such reasonable period and with respect to such Acquisition Revolving Credit Loans, may make conversions from one interest rate basis to another and selections of Interest Periods without regard to the normally required conversion amounts or the normally required number of days or months in the definition of "Interest Period" in subsection 1.1.

     V.   General.
          -------

     1.   Representation and Warranties.  To induce the Agent and the
          -----------------------------
Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and all of the Lenders as of the First Amendment Effective Date that the representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the First Amendment Effective Date except that (i) where such representations and warranties expressly refer to a specific earlier date they were true and correct of such earlier date and (ii) references in such representations and warranties to the Credit Agreement shall be deemed to be references to this Amendment and to the Credit Agreement as amended hereby.

     2.  Payment of Expenses.  The Borrower agrees to pay or reimburse the
         -------------------
Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

     3.   No Other Amendments; Confirmation.  Except as expressly amended,
          ---------------------------------
modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     4.   Governing Law; Counterparts.  (a) This Amendment and the rights
          ---------------------------
and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     5.   Guarantor Consents.  Each of the Guarantors consenting to this
          ------------------
Amendment as provided for on the signature pages of this Amendment hereby agree that the obligations guaranteed by it include all the obligations and liabilities of the Borrower arising under this Amendment, the Credit Agreement as amended hereby and any agreement providing for an increase in the Acquisition Revolving Credit Commitment of any Lender or contemplated by the definition of "Acquisition Revolving Credit Commitment" in subsection 1.1 of the Credit Agreement as amended hereby, and each of the Borrower and said Guarantors hereby agree that the security interests and liens granted by it pursuant to and in connection with the Credit Agreement of its guarantee secure its obligations and liabilities thereunder as amended hereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        PLAYTEX PRODUCTS, INC.


                                        By:  /s/ Michael F. Goss
                                           --------------------------------
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                        CHEMICAL BANK,
                                          as Agent, and as a Lender


                                        By:  /s/ Rober Gaynor
                                           --------------------------------
                                             Title: Vice President


                                        ABN AMRO BANK N.V.


                                        By:
                                           --------------------------------
                                             Title:


                                        By:
                                           --------------------------------
                                             Title:


                                        AMSOUTH BANK


                                        By:
                                           --------------------------------
                                             Title:

                                        BANCO POPULAR DE PUERTO RICO


                                        By:
                                           --------------------------------
                                             Title:


                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By:
                                           --------------------------------
                                             Title:


                                        BANK OF IRELAND


                                        By:
                                           --------------------------------
                                             Title:


                                        BANK OF MONTREAL


                                        By:
                                           --------------------------------
                                             Title:


                                        BANK OF TOKYO TRUST COMPANY


                                        By:
                                           --------------------------------
                                             Title:

                                        BANQUE FRANCAISE DU COMMERCE
                                        EXTERIUER


                                        By:
                                           --------------------------------
                                             Title:


                                        BANQUE PARIBAS


                                        By:
                                           --------------------------------
                                             Title:


                                        By:
                                           --------------------------------
                                             Title:


                                        CHL HIGH YIELD LOAN PORTFOLIO
                                        (a unit of Chemical Bank)


                                        By:
                                           --------------------------------
                                             Title:


                                        COMPAGNIE FINANCIERE DE CIC ET DE
                                        L'UNION EUROPEENE


                                        By:
                                           --------------------------------
                                             Title:


                                        CORESTATES BANK


                                        By:
                                           --------------------------------
                                             Title:

                                        CAISSE NATIONALE DE CREDIT AGRICOLE


                                        By:
                                           --------------------------------
                                             Title:


                                        CREDIT LYONNAIS


                                        By:
                                           --------------------------------
                                             Title:


                                        FIRST UNION NATIONAL BANK
                                        OF NORTH CAROLINA


                                        By:
                                           --------------------------------
                                             Title:


                                        GIROCREDIT BANK AG DER SPARKASEN,
                                          GRAND CAYMAN ISLAND BRANCH


                                        By:
                                           --------------------------------
                                             Title:


                                        HELLER FINANCIAL


                                        By:
                                           --------------------------------
                                             Title:

                                        THE HOKKAIDO TAKUSHOKU BANK, LTD.,
                                        NEW YORK BRANCH


                                        By:
                                           --------------------------------
                                             Title:


                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                          LIMITED, NEW YORK BRANCH


                                        By:
                                           --------------------------------
                                             Title:


                                        MC CAPITAL INC.


                                        By:
                                           --------------------------------
                                             Title:


                                        THE MITSUBISHI BANK, LIMITED


                                        By:
                                           --------------------------------
                                             Title:


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION


                                        By:
                                           --------------------------------
                                             Title:

                                        THE NIPPON CREDIT BANK LTD.


                                        By:
                                           --------------------------------
                                             Title:


                                        THE SANWA BANK LIMITED


                                        By:
                                           --------------------------------
                                             Title:


                                        SOCIETE GENERALE, SOUTHWEST AGENCY


                                        By:
                                           --------------------------------
                                             Title:


                                        THE SUMITOMO BANK, LIMITED,
                                        NEW YORK BRANCH


                                        By:
                                           --------------------------------
                                             Title:


                                        TORONTO DOMINION BANK (NEW YORK)
                                        INC.


                                        By:
                                           --------------------------------
                                             Title:

                                        VAN KAMPEN MERRITT PRIME RATE
                                        INCOME TRUST


                                        By:
                                           --------------------------------
                                             Title:


                                        WELLS FARGO BANK


                                        By:
                                           --------------------------------
                                             Title:


                                        CERES FINANCE, LTD.


                                        By:
                                           --------------------------------
                                             Title:


                                        RESTRUCTURED OBLIGATIONS BACK BY
                                        RESTRUCTURED ASSETS


                                        By:
                                           --------------------------------
                                             Title:


                                        MERRILL LYNCH SENIOR FLOATING RATE
                                        FUND, INC.


                                        By:
                                           --------------------------------
                                             Title:


                                        MERRILL LYNCH PRIME RATE PORTFOLIO
                                        By: Merrill Lynch Asset Management,
                                        L.P.,
                                            as Investment Adviser


                                        By:
                                           --------------------------------
                                             Title: Authorized Signatory


                                        CONSENTED TO:

                                        PLAYTEX INVESTMENT CORP.


                                        By:  /s/ James S. Cook
                                           --------------------------------
                                             Title: Vice President

                                        PLAYTEX INTERNATIONAL CORP.


                                        By:  /s/ James S. Cook
                                           --------------------------------
                                             Title: Vice President


                                        PLAYTEX BEAUTY CARE, INC.


                                        By:  /s/ Michael F. Goss
                                           --------------------------------
                                             Title:


                                        PLAYTEX MANUFACTURING, INC.


                                        By:  /s/ Michael F. Goss
                                           --------------------------------
                                             Title:


                                        PLAYTEX SALES & SERVICES, INC.


                                        By:  /s/ Michael F. Goss
                                           --------------------------------
                                             Title: